                           SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
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Check the appropriate box:
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      [  ] Definitive Proxy Statement
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      [  ]   Soliciting Material Pursuant toss.240.14a- 11(c) orss.240.14a-12

                      THE QUIZNO'S CORPORATION
                      ------------------------
                                                     (Name of Registrant as
Specified in Its Charter)

                      ------------------------------------------
                                                (Name of Person(s) Filing
Proxy Statement, If Other Than the
Registrant)

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      1 )     Title of each class of securities to which transaction
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                           The Quizno's Corporation
                             1415 Larimer Street
                               Denver, Colorado

December __, 2001

To our Shareholders:

      Our Special Shareholders meeting to vote on a merger of Firenze
Corporation ("Firenze") with and into us has been adjourned until 10:00 am on
__________ when it will reconvene at the Oxford Hotel in Denver.  The purpose of the adjournment was to permit dissemination of our response and our
Special Committee's response to a proposal by Fagan Capital, Inc. ("FCI") to purchase shares from our minority shareholders at $9.50 a share.

      Since  receipt of this  proposal,  the Special  Committee  has consulted with its  financial  advisor and legal  counsel and analyzed and discussed the various  alternatives  available  to us  and  our  shareholders.  The  Special
Committee  engaged in discussions  with Firenze and its legal advisors and FCI and its legal  advisors,  in an attempt to achieve an agreement more favorable to us and our shareholders than the existing  recommended merger agreement.  A new  agreement  has not been  reached.  As a  result,  the  Special  Committee decided to set up a process to bring the  matter to a  conclusion  that is the best  available  result  under all the  circumstances.  It has  informed  both
Firenze and FCI that it will  continue  the process  until 5:00 p.m.  (MST) on
Tuesday, December 11th, which we call the deadline.

      The Special  Committee has sent a written proposed  agreement to counsel for FCI.  It is  attached.  In  general,  the  proposal to FCI is for a merger agreement  similar to the current  Firenze merger  agreement,  with FCI paying
$9.50 a share to minority  shareholders.  The Special  Committee  has informed
FCI that it is available to negotiate  with it up to the  deadline.  After the deadline,  the  Special  Committee  intends  to finally  determine  whether to change its  recommendation of the current signed merger agreement or recommend a  transaction  with FCI.  The  Special  Committee  intends  to  announce  its decision promptly.

      The Special  Committee has obtained an agreement from Quizno's  majority shareholder's,  Richard E. Schaden and Richard F. Schaden,  that if FCI agrees to the attached  merger  agreement by the  deadline,  they will not oppose the transaction.  The  Special  Committee  has also  obtained  an  agreement  from
Firenze to waive  certain  conditions  and provide  further  assurances  which enhance certainty of its merger with us.

      We believe that all of FCI's proposals, including its latest proposal, were structured so that they would not be accepted.  We also believe, however, that the agreement the Special Committee forwarded to FCI puts FCI to the test.  If FCI accepts the agreement, we believe our minority shareholders will have a more favorable transaction than the Firenze merger.
If FCI does not accept the agreement, our view that FCI intended only to disrupt the Firenze merger but not enter a transaction more favorable to minority shareholders, will be reinforced.

      We intend to announce the results of the Special Committee's determination via a press release on December 11, 2001.

The Quizno's Corporation

                                   Attachment

                          AGREEMENT AND PLAN OF MERGER

                                by and between

                             _____________, Inc.

                                     and

                           THE QUIZNO'S CORPORATION

                              TABLE OF CONTENTS

ARTICLE II Effect of the Merger on the Capital Stock of the Constituent

      Section 3.2 Representations and Warranties of Newco and the Fagan
      Parties     11

      Section 6.1 Conditions to Each Party's Obligation to Effect the
      Merger      18

      Section 8.10.............................................Attorneys'
      Fees23
      Section
      8.11................................................Severability23

                         AGREEMENT AND PLAN OF MERGER

            THIS AGREEMENT AND PLAN OF MERGER dated as of December ___, 2001 by and between  _____________, a [Colorado] corporation ("Newco"), and THE
QUIZNO'S CORPORATION, a Colorado corporation (the "Company").

            WHEREAS, Newco was formed on December ___, 2001, for the sole purpose of entering into the transactions contemplated by this Agreement and has been formed by William Fagan, Laura Fagan and Fagan Capital Inc., a
________________ corporation (the "Fagan Parties");

            WHEREAS, the respective Boards of Directors of Newco and the
Company have approved, and deem it fair to, advisable and in the best interests of their respective companies and shareholders to consummate the merger of Newco with and into the Company (the "Merger"), upon the terms and subject to the conditions of this Agreement and Plan of Merger (this
"Agreement"), whereby each issued and outstanding share of the Company's common stock, $0.001 par value (a "Company Share"), not owned by the Company,
Newco or the Surviving Owners as defined in Schedule 2.1, will be paid nine
                                            ------------
dollars fifty cents ($9.50) per share ("Merger Consideration");

            WHEREAS, the Board of Directors of the Company, based upon the recommendation of the Special Committee (as defined), has determined that the
Merger Consideration is fair to the holders of such Company Shares and has resolved to recommend that the holders of the Company Shares approve the
Merger and adopt this Agreement upon the terms and subject to the conditions set forth in this Agreement; and

            WHEREAS, Newco and the Company desire to make certain
representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

            NOW, THEREFORE, in consideration of the premises and the
representations, warranties and agreements herein contained, the parties agree as follows:

ARTICLE I
                                  The Merger

Section 1.1 The Merger.  Upon the terms and subject to the conditions hereof and in accordance with the Colorado Business Corporation Act (the "CBCA"),
Newco will be merged with and into the Company at the Effective Time (as defined).  Following the Merger, the separate corporate existence of Newco will cease and the Company will continue as the surviving corporation (the
"Surviving Corporation") and will continue its corporate existence in accordance with the CBCA.

Section 1.2 Effective Time.  The closing of the Merger (the "Closing") will take place at the offices of the Company upon the satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in Article VI, and on the date of the meeting of the Company's shareholders to approve the
Merger (the "Company Shareholders Meeting"), or, at such other time and place or such other date as agreed to by Newco and the Company (the "Closing
Date").  Newco and the Fagan Parties agree to take all corporate and shareholder action as may be necessary for Newco to approve the Merger.  The
Eagan Parties further agree to vote all Company Shares, as well as all shares of Newco capital stock, held by any of them or their Affiliates in favor of the Merger.  As soon as practicable following the Closing the Surviving
Corporation will file the Articles of Merger required by the CBCA with respect to the Merger and other appropriate documents (the "Articles of
Merger") executed in accordance with the relevant provisions of the CBCA.
The Merger will become effective at such time as the Articles of Merger is duly filed with the Colorado Secretary of State (the time the Merger becomes effective being the "Effective Time").

Section 1.3 Effects of the Merger.  The Merger will have the effects set forth in Section 7-111-106 of the CBCA.  If at any time after the Effective
Time, the Surviving Corporation considers or is advised that any further assignments or assurances in law or otherwise are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving
Corporation, all rights, title and interests in all real estate and other property and all privileges, powers and franchises of Newco and the Company, the Surviving Corporation and its proper officers and directors, in the name and on behalf of Newco and the Company, will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this
Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Company, Newco or otherwise to take any and all such action.

Section 1.4 Articles of Incorporation and By-laws.

(a)   The Restated Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, will be, from and after the
Effective Time, the Articles of Incorporation of the Surviving Corporation,
until thereafter altered, amended or repealed as provided therein and in accordance with applicable law.

(b)   The by-laws of the Company, as in effect immediately prior to the
Effective Time, will become, from and after the Effective Time, the by-laws of the Surviving Corporation, until thereafter altered, amended or repealed as provided therein and in accordance with applicable law.

Section 1.5 Directors and Officers.  The directors and officers of the
Company immediately prior to the Effective Time will become, from and after the Effective Time, the directors and officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified or their earlier resignation or removal, in accordance with the Surviving
Corporation's articles of incorporation or by-laws.

Section 1.6 Vacancies.  If at the Effective Time a vacancy exists in the
Board of Directors or in any of the offices of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by the CBCA and the Articles of Incorporation and By-laws of the Surviving Corporation.

Section 1.7 Company Stock Options and Warrants.

(a)   Stock Option Plans.  At the Effective Time, the Company's Employee
Stock Option Plan (the "Employee Plan"), the Company's Amended and Restated
Stock Option Plan for Directors and Advisers (the "Directors Plan"), and each outstanding option to purchase Shares under such plans owned by the Surviving
Owners whether vested or unvested, will be assumed by the Surviving
Corporation.  Each such option so assumed by the Surviving Corporation under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Employee Plan or the Directors Plan, as the case may be, and the applicable stock option agreement immediately prior to the
Effective Time.  At the Effective Time, each outstanding option to purchase
Shares under the Employee Plan or the Directors Plan which is not owned by the Surviving Owners will automatically be converted into the right to receive an amount in cash equal to nine dollars and fifty cents per share
($9.50), less the applicable exercise price of such option, without interest thereon, upon surrender of the certificate formerly representing such option to the Company.

(b)   Assumption of Warrants.  At the Effective Time, each outstanding
Warrant of the Company will be assumed by the Surviving Corporation.  Each such Warrant so assumed by the Surviving Corporation under this Agreement shall continue to have the rights and privileges set forth in the Warrant immediately prior to the Effective Time.

Section 1.8 Preferred Stock.  The Company's shares of Class C, Class D and
Class E Preferred Stock issued and outstanding as of the date of this
Agreement which are not owned by the Surviving Owners may be redeemed by the
Company prior to the Effective Time.  The redemption price with respect to the Class C Preferred Stock and the Class E Preferred Stock is not expected to exceed the greater of (i) the Merger Consideration (paid assuming the shares of Class C and Class E Preferred Stock are converted into Company
Shares in accordance with their respective terms) or (ii) the liquidation value of the respective class of Preferred Stock, plus accumulated but unpaid dividends, and, in the case of the Class E Preferred Stock, a negotiated fee to terminate certain rights held by the Class E shareholders, which termination fee will be subject to approval by the Company's Board of
Directors.  The redemption price with respect to the Class D Preferred Stock is not expected to exceed the liquidation value of such Preferred Stock.  All shares of the Company's Class A, Class C, Class D and Class E Preferred Stock
that have not been redeemed prior to the Effective Time will be assumed by the Surviving Corporation and shall continue to have, and be subject to, the rights and preferences applicable to the Class A, Class C, Class D and Class
E shares, respectively, immediately prior to the Effective Time.

Section 1.9 Deposit of Funds by Newco.  Prior to the execution of this
Agreement, Newco deposited funds in the amount of $[6,300,000] (representing the estimated total Merger Consideration payable upon the surrender of and payment for Company Shares in accordance with Section 2.1(a) and the conversion and cancellation of certain stock options pursuant to
Section 1.7(a) above) into the following escrow account established by the
Company with [Wells Fargo] in connection with the Merger (the "Company Escrow
Account"):

      [Identify account]

Such funds shall be held in the Company Escrow Account until the Effective
Time, at which time funds, except for the funds for the option shares and the
Dissenting Shares (as defined below), will be transferred out of the Company
Escrow Account to an account established by the Transfer Agent (as defined below) and thereafter used to pay the Merger Consideration with respect to the Company Shares that are surrendered pursuant to Section 2.1(a) and the funds for the option shares and the Dissenting Shares will be transferred out of the Company Escrow Account to a separate account established by the
Company for the amounts due to the dissenting shareholders and the amounts due to the holders of certain stock options which are to be converted and canceled pursuant to Section 1.7(a).  If the funds and any interest thereon held in the Company Escrow Account are inadequate to make the payments described above, then Newco (or after the Effective Time, Fagan (as defined below)) shall deposit with the Transfer Agent such additional funds as may be necessary to make such payments.  In the event the Agreement is terminated, all funds held in the Company Escrow Account (or such other accounts as such
Newco deposited funds may be located as contemplated by this Section 1.9, including any interest thereon) will be promptly returned to Newco.

ARTICLE II
               Effect of the Merger on the Capital Stock of the
              Constituent Corporations; Exchange of Certificates

Section 2.1 Effect on Capital Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company
Shares:

(a)   Conversion of Company Shares.  At the Effective Time, each Company
Share issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares and other than Company Shares owned by the Company, any of the Company's subsidiaries or the Surviving Owners, will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive an amount in cash equal to nine dollars and fifty cents ($9.50) per share payable to the holder thereof, without interest thereon, upon surrender of the certificate formerly representing such Company Shares in accordance with Section 2.2.  All such Company Shares, when so converted, will no longer be outstanding and will automatically, by virtue of the Merger, be canceled and retired, and each holder of a certificate formerly representing such shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration.
The Surviving Corporation will issue to William Fagan ("Fagan") so many of the Surviving Corporation's Shares as are equal to the Company Shares cancelled as a result of the Merger pursuant to this Section 2.1(a).

(b)   Company Shares Owned by Surviving Owners.  At the Effective Time, the
Company Shares owned by the Surviving Owners will become fully paid and nonassessable shares of the Surviving Corporation.

(c)   Newco Capital Stock.  Each share of Newco capital stock issued and outstanding immediately prior to the Effective Time will, by virtue of the
Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d)   Cancellation of Subsidiary-Owned Stock.  Each Company Share owned by any of the Company's subsidiaries, shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(e)   Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, each Company Share that is issued and outstanding immediately prior to the Effective Time and that is held by a shareholder who has properly exercised and perfected appraisal rights under Article 113 of the CBCA (the
"Dissenting Shares"), will not be converted into or exchangeable for the right to receive the Merger Consideration, but will be entitled to receive such consideration as shall be determined pursuant to Article 113 of the
CBCA, but the holder thereof will not be entitled to vote or to exercise any other rights of a shareholder of the Company; provided, however, that if such holder fails to perfect or has effectively withdrawn or lost its right to appraisal and payment under the CBCA, each Company Share owned by such holder will thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger
Consideration, without any interest thereon, in accordance with Section
2.1(a), and such shares will no longer be Dissenting Shares.  With respect to the payment which the Surviving Corporation is required to make to holders of
Dissenting Shares, as determined pursuant to Article 113 of the CBCA, the first $9.50 paid for each Dissenting Share shall be paid by Fagan (whether out of the Company Escrow Account or otherwise); any additional funds which are necessary to make such payments shall be provided by the Surviving
Corporation.  At such time as the required payment for Dissenting Shares has been made, the Surviving Corporation shall issue a like number of shares of its common stock to Fagan for each $9.50 paid by Fagan to a Dissenting
Shareholder pursuant to this Section 2.1(e).  At such time as payment has been made for all Dissenting Shares, all funds held in the Company Escrow
Account, if any, shall be returned to Fagan.

Section 2.2 Surrender of Certificates.

(a)   Transfer Agent.  Prior to the Effective Time, the Company will engage
Computershare Trust Co., Inc., or such other bank or trust company reasonably acceptable to the Company, to act as exchange agent (the "Transfer Agent")
for the payment of the Merger Consideration upon surrender of Certificates
(as defined).

(b)   Payment of Merger Consideration.  The Company Escrow Account will cause there to be deposited with the Transfer Agent (whether by transfer or otherwise) prior to or at the Effective Time cash in an amount equal to the aggregate consideration to be paid upon the surrender of the Company Shares pursuant to Section 2.1(a).  Such funds shall be invested as reasonably directed by the Surviving Corporation in reasonably prudent investments pending payment thereof by the Transfer Agent to holders of the surrendered
Company Shares.  Earnings from such investments shall be the sole and exclusive property of the Surviving Corporation and no part of such earnings shall accrue to the benefit of holders of Company Shares and any Taxes payable on such earnings shall be the sole obligation of the Surviving
Corporation.

(c)   Exchange Procedure.  As soon as practicable after the Effective Time, the Transfer Agent will mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding Company Shares (the "Certificates"), other than the Company, any of Company's subsidiaries, Newco and any Surviving Owner, (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the
Certificates to the Transfer Agent and will be in a form and have such other provisions as the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger
Consideration to be paid to the holders of the Certificates.  Upon surrender of a Certificate for cancellation to the Transfer Agent or to such other agent or agents as may be appointed by the Surviving Corporation, together with the letter of transmittal, duly executed, and such other documents as may reasonably be required by the Transfer Agent, the holder of such
Certificate will be entitled to receive in exchange therefor the Merger
Consideration, and the surrendered Certificate will forthwith be canceled.
If the any part of the Merger Consideration is to be paid to a Person (as defined below) other than the Person in whose name the Certificate is registered, it will be a condition of exchange that the Certificate will be properly endorsed or otherwise in proper form for transfer and that the
Person requesting the exchange will pay any transfer or other taxes required by reason of the exchange to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Surviving
Corporation that such tax has been paid or is not applicable.  Until surrendered as contemplated by this Section 2.2, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive, upon surrender of such Certificate, the cash to be paid for such
Company Shares.

(d)   No Further Ownership Rights in Company's Shares.  The Merger
Consideration to be paid upon the surrender of Certificates in accordance with the terms of this Article II will be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the Company Shares theretofore represented by such Certificates and there will be no further registration of transfers on the stock transfer books of the Surviving
Corporation of the Company Shares that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, such Certificate will be canceled and exchanged as provided in this Article II.

(e)   At any time following six (6) months after the Effective Time, the
Surviving Corporation shall be entitled to require the Transfer Agent to deliver to it any funds (including any earnings with respect thereto) which had been made available to the Transfer Agent and which had not been disbursed to holders of the Certificates, and thereafter such holders shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) and only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates, without any interest thereon.  Notwithstanding the foregoing, neither Newco, the Surviving Corporation nor the Exchange Agent
shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

ARTICLE III
                        Representations and Warranties

Section 3.1 Representations and Warranties of the Company.  The Company
represents and warrants to Newco as follows, except as expressly contemplated by this Agreement:

(a)   Organization; Standing and Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power and authority to carry on its business as now being conducted.  The Company is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified to do business or in good standing (individually, or in the aggregate) would not have a Material Adverse Effect (as defined below) on the Company.

(b)   Subsidiaries.  Except as set forth in the exhibits to the Company SEC
Documents (as defined in Section 3.1(f)), the Company does not own, directly or indirectly, any capital stock or other ownership interest in any subsidiary which would be required to be listed as a subsidiary of the
Company under the rules of the Securities and Exchange Commission (the "SEC")
with the filing by the Company of an Annual Report on Form 10-K.  The
Company's subsidiaries that are corporations are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have the requisite corporate power and authority to carry on their respective businesses as they are now being conducted and to own, operate and lease the assets they now own, operate or hold under lease, except where the failure to be so organized, existing or in good standing would not have a Material Adverse Effect on the Company.  The
Company's subsidiaries that are limited liability companies are companies duly organized, validly existing and in good standing under the laws of their respective jurisdictions of formation and have the requisite company power and authority to carry on their respective businesses as they are now being conducted and to own, operate and lease the assets they now own, operate or hold under lease, except where the failure to be so organized, existing or in
good standing would not have a Material Adverse Effect on the Company.   All
the outstanding shares of capital stock or membership interests of the
Company's subsidiaries that are owned by the Company or its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase of any Person other than those that have been waived or otherwise cured or satisfied.  All such stock and ownership interests are owned of record and beneficially by the Company or by a direct or indirect wholly owned subsidiary of the Company, free and clear of all liens, pledges, security interests, charges, claims, rights of third parties and other encumbrances of any kind or nature ("Liens"), except as set forth on Schedule 3.1(b).
                ---------------

(c)   Capital Structure.  The authorized capital stock of the Company is as disclosed in the Company SEC Documents and as set forth on Schedule 3.1(c).
                                                           ---------------
Except as disclosed in the Company SEC Documents or as set forth on Schedule
                                                                    ---------
3.1(c), no shares of capital stock of the Company are authorized, reserved
------
for issuance or issued and outstanding.  All issued and outstanding shares of
Company common stock have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights.  Except as disclosed in the Company SEC Documents or as set forth in Schedule 3.1(c), the Company
                                             ---------------
does not have outstanding any subscription, option, put, call, warrant or other right or commitment to issue or any obligation or commitment to redeem or purchase, any of its authorized capital stock or any securities convertible into or exchangeable for any of its authorized capital stock.
Except as disclosed in the Company SEC Documents or as set forth on Schedule
                                                                    ---------
3.1(c), there are no shareholder agreements, voting agreements, voting trusts
------
or other similar arrangements to which the Company is a party which have the effect of restricting or limiting the transfer, voting or other rights associated with the capital stock of the Company.

(d)   Authority; Non-contravention.  The Company has the requisite corporate power and authority to enter into this Agreement and, subject to approval of the Merger and this Agreement by the holders of a majority of the outstanding
Company Shares as of the record date for the Company Shareholders Meeting
("Company Shareholder Approval"), to consummate the transactions contemplated hereby and to take such actions, if any, as shall have been taken with respect to the matters referred to in Section 3.1(h).  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company, subject to
Company Shareholder Approval.  This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions now or hereafter in effect relating to creditors' rights generally,
(ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) the enforceability of any indemnification provision contained herein may be limited by applicable federal or state securities laws.  The execution and delivery of this
Agreement by the Company do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this
Agreement will not, conflict with, or result in any violation of, or default
(with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a material benefit under, or result in the creation of any Lien, upon any of the properties or assets of the
Company or any of its significant subsidiaries under, any provision of (i)
the Articles of Incorporation or By-laws of the Company or any provision of the comparable organizational documents of its significant subsidiaries, (ii)
any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise or license applicable, to the Company or any of its subsidiaries or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation or arbitration award applicable to the Company or any of its subsidiaries or their respective properties or assets, other than, in the case of clause (ii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not have a Material Adverse Effect on the Company and would not materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated by this Agreement.

(e)   Government Approval.  No consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission or other governmental authority or agency, domestic or foreign, including local authorities (each a "Governmental Entity"), is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the
Company of the transactions contemplated by this Agreement, except for (i)
the filing by the Company of a pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the
"HSR Act") (if required), (ii) the filing with the SEC of (A) a proxy statement relating to the Company Shareholder Approval (such proxy statement as amended or supplemented from time to time, the "Proxy Statement") and (B)
such reports under Section 13(a) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), as may be required in connection with this
Agreement and the transactions contemplated hereby, and (iii) the filing of the Articles of Merger with the Colorado Secretary of State with respect to the Merger as provided in the CBCA and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business and such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not have a Material Adverse Effect on the Company.

(f)   SEC Documents.  The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 1997
(such documents, together with all exhibits and schedules thereto and documents incorporated by reference therein, collectively referred to herein as the "Company SEC Documents").  As of their respective dates, the Company
SEC Documents complied in all material respects with the requirements of the
Securities Act of 1933 ("Securities Act") or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and none of the Company SEC
Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of the
Company included in the Company SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the Exchange Act)
applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Exchange Act Regulation S-X) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and other adjustments described therein).

(g)   Absence of Certain Changes or Events.  Except as disclosed in the
Company SEC Documents, since June 30, 2001, the Company has conducted its business only in the ordinary course consistent with past practice, and there has not been any entry by the Company or any of its subsidiaries into any employment, severance or termination agreement with any such executive officer other than in the ordinary course of business, consistent with past practice.

(h)   State Takeover Statutes.  The Company has taken all action to assure that no takeover or similar provision of the CBCA, will apply to the Merger or any of the other transactions contemplated hereby.  Except for the Company
Shareholder Approval, no other shareholder action on the part of the Company is required for approval of the Merger, this Agreement and the transactions contemplated by this Agreement.  The Company has also taken such other action with respect to any anti-takeover provisions in its By-laws or Articles of
Incorporation to the extent necessary to consummate the Merger on the terms set forth in this Agreement.

(i)   Brokers.  Except for Tucker Anthony Sutro Capital Markets, Inc.
("Tucker"), whose fees are to be paid by the Company,  no broker, any investment banker or other Person, is entitled to receive from the Company or any of its subsidiaries any investment banking, broker's, finder's or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement, including any fee for any opinion rendered by any investment banker.  The engagement letter dated May
1, 2001, between the Company and Tucker, which was  provided to Newco prior to the date of this Agreement, constitutes the entire understanding of the
Company and Tucker with respect to the matters referred to therein, and has not been amended or modified, nor will it be amended or modified prior to the
Effective Time.

(j)   Litigation.  Except as publicly disclosed, there is no claim, suit, action, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse
Effect on the Company or prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement, nor is there any judgment, decree, injunction, rule or order by any
Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries having any such effect.

(k)   Taxes.  Each of the Company and each of its subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax (as defined below)
purposes of which the Company or any of its subsidiaries is or has been a member, has timely filed all Tax Returns (as defined below) required to be filed by it and has timely paid or deposited (or the Company has paid or deposited on its behalf) all Taxes which are required to be paid or deposited except where the failure to do so would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.  Each of the Tax Returns filed by the Company or any of its subsidiaries is accurate and complete in all material respects.  The most recent consolidated financial statements of the Company contained in the filed Company SEC Documents reflect an adequate reserve for all Taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof through the date of such financial statements whether or not shown as being due on any Tax Returns.  No deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of its subsidiaries; no requests for waivers of the time to assess any such Taxes have been granted or are pending; and there are no tax liens upon any assets of the Company or any of its subsidiaries.  There are no current examinations of any Tax Return of the Company or any of its subsidiaries being conducted and there are no settlements or any prior examinations which could reasonably be expected to adversely affect any taxable period for which the statute of limitations has not run.  As used herein, "Tax" or "Taxes" will mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, estimated, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any
Governmental Entity, domestic or foreign.  As used herein, "Tax Return" will mean any return, report, statement or information required to be filed with any Governmental Entity with respect to Taxes.

Section 3.2 Representations and Warranties of Newco and the Fagan Parties.
Newco and the Fagan Parties each represent and warrant to the Company as follows, except as expressly contemplated by this Agreement:

(a)   Organization; Standing and Power.  Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of [Colorado] and has the requisite corporate power and authority to carry on its business as now being conducted.  Newco is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified to do business (individually or in the aggregate) would not have a Material Adverse Effect on Newco.

(b)   Subsidiaries.  Newco does not own, directly or indirectly, any capital stock or other ownership interest in any subsidiary.

(c)   Capital Structure.  The authorized capital stock of Newco consists of
________ (__________) shares of Newco Common Stock, _____ par value ("Newco
Common Stock").  As of the date of this Agreement, ____________ (_____)
shares of Newco Common Stock are issued and outstanding and the sole
shareholders of Newco are __________________ and __________________.   Except
as stated, no shares of capital stock or other equity or voting securities of
Newco are reserved for issuance or outstanding.  All outstanding shares of capital stock of Newco are validly issued, fully paid and nonassessable and not subject to preemptive rights.  Except as described above, as of the date of this Agreement there are no outstanding or authorized securities, options, warrants, calls, rights, commitments, preemptive rights, agreements, arrangements or undertakings of any kind to which Newco is a party, or by which it is bound, obligating Newco to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other equity or voting securities of, or other ownership interests in, Newco or obligating
Newco to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

(d)   Authority; Non-contravention.  Newco has the requisite corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to take such actions, if any, as shall have been taken with respect to the matters referred to in Section 3.2(g).  The execution and delivery of this Agreement by Newco and the consummation by
Newco of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Newco.  This Agreement has been duly executed and delivered by Newco and each of the Fagan Parties and constitutes a valid and binding, obligation of Newco and the Fagan Parties, enforceable against Newco and the Fagan Parties in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) the enforceability of any indemnification provision contained herein may be limited by applicable federal and state securities laws.  The execution and delivery of this Agreement by Newco and the Fagan Parties do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Newco or any
Fagan Party, under any provision of (i) the Articles of Incorporation or
By-laws of Newco or any Fagan Party or any provision of any comparable organizational documents of any of their respective subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to
Newco or any Fagan Party or their respective properties or assets or (iii)
subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation or arbitration award applicable to Newco or any Fagan
Party or their respective properties or assets, other than, in the case of clause (ii), any such conflicts, violations, defaults, rights or Liens that individually or in the aggregate would not have a Material Adverse Effect on
Newco or any Fagan Party and would not materially impair the ability of Newco or any Fagan Party to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

(e)   Government Approval.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Newco or any Fagan Party in connection with the execution and delivery of this Agreement by Newco or any Fagan Party or the consummation by Newco or any Fagan Party of the transactions contemplated hereby, except for the filing of the Articles of Merger with the Colorado
Secretary of State with respect to the Merger as provided in the CBCA and appropriate documents with the relevant authorities of other states in which
Newco is qualified to do business and such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the "takeover" or "blue sky" laws of various states and such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not have a Material
Adverse Effect on Newco.

(f)   New Entity.  Newco was formed on December ___, 2001 and since the date of inception, Newco has not conducted any business other than action taken in connection with the Merger.

(g)   State Takeover Statutes; Absence of Supermajority Provision.  Newco has
taken all action to assure that no takeover or similar provision of any applicable state law, will apply to the Merger or any of the other transactions contemplated hereby.  No additional shareholder action on the part of Newco is required for approval of the Merger, this Agreement and the
transactions contemplated hereby.   There are no anti-takeover provisions in
the By-laws or Articles of Incorporation of Newco applicable to the transactions.

(h)   Brokers.  No broker, investment banker or other Person, is entitled to receive from Newco any investment banking, broker's, finder's or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement, including any fee for any opinion rendered by any investment banker.

(i)   Litigation.  There is no claim, suit, action, proceeding or investigation pending or, to the best of Newco's knowledge, threatened against or affecting Newco, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against
Newco.

(j)   Employee Benefit Matters.  As used in this Section 3.2(j), "Newco" will include Newco as defined in the preamble of this Agreement and any member of a controlled group or affiliated service group, as defined in Section 414(b),
(c), (m) and (o) of the Code, of which Newco is a member.  Newco has no employee benefit plan or arrangement.

(k)   Taxes.  Newco has not filed any Tax Returns.

(l)   Title to Properties.  Newco does not own or lease any real or personal property.

(m)   Undisclosed Liabilities.  Newco does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), required by GAAP to be set forth on a financial statement or in the notes thereto or which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Newco.

(n)   Board and Stockholder Recommendation.  The Board of Directors of Newco,
at a meeting duly called and held, has by vote of those directors present (i)
determined that this Agreement and the transactions contemplated hereby, including the Merger and the transactions contemplated thereby, are fair to and in the best interests of the shareholders of Newco, and (ii) resolved to recommend that the holders of the Newco Common Stock approve the Merger and the transactions contemplated thereby.

(o)   Shareholder Approval.  The shareholders of Newco have authorized the execution and delivery of this Agreement and have approved the Merger and the transactions contemplated by this Agreement.

(p)   Absence of Special Rights.  Newco and each of the Fagan Parties acknowledges and agrees that as of the Effective Time (i) the securities of the Surviving Corporation shall be delisted from Nasdaq Stock Market and shall cease to trade in any public securities market, (ii) the Surviving
Corporation will terminate its reporting obligations under the Securities
Exchange Act of 1934, as amended, (iii) the Surviving Corporation shall have no obligation to register its securities under the Securities Act of 1933, as amended (the "Act") or take any other action which would result in the development of a public market for its securities, (iv) the Fagan Parties shall be minority shareholders of the Surviving Corporation and (v) except for its rights under this Agreement and its rights generally as a shareholder under Colorado law or other applicable laws, the Fagan Parties shall have no contractual rights or other arrangements with the Surviving Corporation or any of its Affiliates which relate to the securities owned by the Fagan
Parties.  Without limitation, the Fagan Parties shall not have the right to cause the Surviving Corporation or any other person to redeem or purchase the securities of the Surviving Corporation owned by the Fagan Parties.

(q)   Transfer Restrictions.  The Fagan Parties agree that any transfer of the Surviving Corporation's securities which they or any of them  may propose must be to a single purchaser and must relate to all securities of the
Surviving Corporation then owned by them or any of them.  Newco and the Fagan
Parties agree that a legend describing the restrictions contained in this
Section 3.2(q) shall appear on all certificates representing securities of the Surviving Corporation and that any subsequent holder of such certificates shall be bound by such restrictions.

ARTICLE IV
                  Covenants Relating to Conduct of Business

Section 4.1 Conduct of Business of the Company.

            Ordinary Course.  During the period from the date of this
Agreement to the Effective Time (except as otherwise specifically contemplated by the terms of this Agreement), the Company will and will cause its subsidiaries to carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use all reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them, in each case consistent with past practice, to the end that their goodwill and ongoing businesses will be unimpaired to the fullest extent possible at the Effective Time.

Section 4.2 Conduct of Business of Newco.

(a)   Ordinary Course.  Newco has been formed specifically to complete the transactions contemplated by this Agreement.  During the period from the date of this Agreement to the Effective Time (except as otherwise specifically contemplated by the terms of this Agreement), Newco will not carry on any business other than business required to consummate the Merger and other transactions contemplated by this Agreement.

(b)   Other Actions.  Newco will not take, and will cause its Affiliates not to take, any action that would, or that could reasonably be expected to, result in any of the representations and warranties of Newco set forth in this Agreement becoming untrue.

ARTICLE V
                            Additional Agreements

Section 5.1 Shareholder Approval; Preparation of Proxy Statement.

(a)   Shareholder Meetings.  The Company will, as soon as practicable following the execution and delivery of this Agreement on dates to be agreed upon between Newco and the Company, which dates will be set taking into account the status of pending regulatory matters pertaining to the transactions contemplated hereby, duly call, give notice of, convene and hold the Company Shareholders Meeting, in accordance with applicable law, for the purpose of approving the Merger, this Agreement and the transactions contemplated hereby.  Subject to the provisions of Section 6.1 and Section
6.2 the Company will, through its Board of Directors, recommend to its shareholders the approval and adoption of the Merger.  The Company and Newco will coordinate and cooperate with respect to the timing of the Company
Shareholders Meeting and will endeavor to hold such meetings as soon as practical after the date hereof.

(b)   Board Recommendation.  The Board may modify its recommendation of the merger if the Board determines in good faith that the failure to modify its recommendation could be expected to constitute a breach of the Board's fiduciary duties to the Company's shareholders under applicable law.

(c)   Preparation of Proxy Statement/Schedule 13E-3.  As soon as practicable following the date of this Agreement, the Company will prepare and file with the SEC the Proxy Statement/Schedule 13E-3.  Newco will provide the Company with the information concerning Newco required to be included in the Proxy
Statement/Schedule 13E-3.  The Company will use its reasonable efforts to cause the Proxy Statement/Schedule 13E-3 to be mailed to the Company's shareholders as promptly as practicable after the Proxy Statement/Schedule
13E-3 has been approved by the SEC.  The Company will notify Newco promptly of the receipt of any written or oral comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the
Proxy Statement or for additional information and will supply Newco with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement/Schedule 13E-3 or the Merger.

(d)   Stock Transfer Records.  The Company will cause the Transfer Agent to make stock transfer records relating to the Company available to the extent reasonably necessary to effectuate the intent of this Agreement.

Section 5.2 Reasonable Efforts; Notification.

(a)   Reasonable Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, except to the extent otherwise required by United
States regulatory considerations and otherwise provided in this Section
5.2(a), each of the parties agrees to use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, and the other transactions contemplated by this
Agreement, including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with
Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments
(including any required supplemental indentures) necessary to consummate the transactions contemplated by this Agreement.

            Notwithstanding the foregoing, neither party will be required to agree to any consent, approval or waiver that would require such party to take an action that would impair the value that such party reasonably attributes to the Merger and the transactions contemplated thereby.  In connection with and without limiting the foregoing, each of the Company and
Newco and its respective Board of Directors will (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, (ii) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, take all action necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and (iii) reasonably cooperate with each other in the arrangements for refinancing any indebtedness of, or obtaining any necessary new financing for, the Company and the Surviving Corporation.

(b)   Notice of Breach.  The Company will give prompt notice to Newco, and
Newco will give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification will affect the representations or warranties or covenants or agreements of the parties or the conditions to the obligations of the parties hereunder.

Section 5.3 Indemnification.

(a)   It is understood and agreed that, subject to the limitations on indemnification contained in the CBCA, the Company shall, to the fullest extent permitted under applicable law and regardless of whether the Merger becomes effective, indemnify and hold harmless, and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless each current or former director or officer of the Company and its subsidiaries (the "Indemnified
Parties") against all losses, claims, damages, liabilities, costs, fees and expenses, including reasonable fees and disbursements of counsel and judgments, fines, losses, claims, liabilities and amounts paid in settlement
(provided, that any such settlement is effected with the written consent of the Surviving Corporation, such consent not to be unreasonably withheld)
arising out of actions or omissions occurring at or prior to the Effective
Time to the full extent permitted under applicable law, the terms of the
Company's Articles of Incorporation or the By-laws, as in effect at the date hereof.

(b)   If the Surviving Corporation or any of its successors or assigns (i)
consolidates with or merges into any other Person and will not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in each such case, proper provisions will be made so that the successors and assigns of the Surviving Corporation, which will be financially responsible Persons or entities, assume the obligations set forth in this Section 5.3.

(c)   The Surviving Corporation shall maintain the Company's existing officers' and directors' liability insurance for a period of not less than six (6) years after the Effective Date, provided, that the Surviving
Corporation may substitute therefor policies of substantially equivalent coverage and amounts containing terms no less favorable to such former directors or officers; provided, further, that in no event shall the
Surviving Corporation be required to pay aggregate premiums for insurance under this Section 5.3 in excess of two hundred percent (200%) of the aggregate premiums paid by the Company in the twelve months prior to the date of this Agreement, on an annualized basis for such purpose; and provided, further, that if the Surviving Corporation is unable to obtain the amount of insurance required by this Section 5.3 for such aggregate premium, the
Surviving Corporation shall obtain as much insurance as can be obtained for an annual premium not in excess of two hundred percent (200%) of the aggregate premiums paid by the Company in the twelve months prior to the date of this Agreement, on an annualized basis for such purpose.

(d)   All rights and obligations under this Section 5.3 will be in addition to any rights that an Indemnified Party may have under the Articles of
Incorporation or By-Laws of the Company as in effect on the date hereof, or pursuant to any other agreement, arrangement or document in effect prior to the date hereof.  The provisions of this Section 5.3 are intended to be for the benefit of, and will be enforceable by, the parties hereto and each
Indemnified Party, his or her heirs and his or her representatives.  This
Section 5.3 will be binding upon all successors and assigns of the Company,
Newco and the Surviving Corporation.

Section 5.4 Fees and Expenses.  Except as provided in Article VII and Article
VIII, all fees and expenses incurred in connection with the Merger, this
Agreement and the transactions contemplated hereby will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Section 5.5 Public Announcements.  Newco, the Fagan Parties and the Company
will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except that each party may respond to questions from shareholders and may respond to inquiries from financial analysts and media representatives in a manner consistent with its past practice and each party may make such disclosure as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange without prior consultation to the extent such consultation is not reasonably practicable.

Section 5.6 Purchases of Common Stock of the Other Party.  During the period from the date hereof through the Effective Time, except as otherwise allowed under this Agreement, neither Newco nor any of its Affiliates will purchase any Company Shares, and neither the Company nor any of its subsidiaries or other Affiliates will purchase any shares of Newco Common Stock.

Section 5.7 Characterization for Federal Income Tax Purposes.  For federal income tax purposes, it is intended that the formation of Newco be ignored and that the entire transaction contemplated by this Agreement be treated as a redemption of certain shares of the Company for cash within the meaning of
Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE VI
                             Conditions Precedent

Section 6.1 Conditions to Each Party's Obligation to Effect the Merger.  The
respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a)   Shareholder Approval.  The Company Shareholder Approval shall have been obtained.

(b)   No Injunctions or Restraints.  No final restraining order or permanent injunction or other final order issued by any court of competent jurisdiction or other legal prohibition preventing the consummation of the Merger are in effect; provided, however, that the parties hereto will, subject to Section
5.2(a), use reasonable efforts to have any such injunction, order, restraint or prohibition vacated.

Section 6.2 Conditions of the Company.  The obligation of the Company to consummate the Merger is further subject to the satisfaction at the Effective
Time of the following condition:  Tucker shall not have revoked, modified or changed its fairness opinion in any manner adverse to the holders of the
Company Shares to whom the fairness opinion is addressed.

ARTICLE VII
                      Termination, Amendment and Waiver

Section 7.1 Termination.  This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of matters presented in connection with the Merger by the shareholders of the Company or by the shareholders of Newco:

(a)   by mutual written consent of Newco and the Company; or

(b)   by either Newco or the Company:

(i)   if the shareholders of the Company fail to give any required approval of the Merger and the transactions contemplated hereby upon a vote at a duly held meeting of shareholders of the Company or at any adjournment thereof; or

(ii)  if any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger; or

(c)   by Newco, if the Company fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement which breach is incapable of being cured or cannot be or has not been cured within 20 days after Newco has given written notice of such breach to the Company; provided that no breach by the Company shall relieve Newco from closing if the breach was previously known to Newco or its Affiliates prior to the date of this
Agreement or is the result of actions by Newco or its Affiliates; or
(d)   by the Company, if Newco breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement which breach is incapable of being cured or cannot be or has not been cured within 20 days after the non-breaching party has given written notice of such breach; or

(e)   by the Company, if the Merger shall not have been consummated on or before February 28, 2002, unless the failure to consummate the Merger is the result of a material breach of this Agreement by the Company; or

(f)   by the Company if its Board of Directors determines, in good faith, after consultation with and based upon the advice of legal counsel, that the failure to change its recommendation of the adoption of this Agreement and the Merger could be expected to constitute a breach of its fiduciary duties to the Company's shareholders under applicable law.

Section 7.2 Effect of Termination.

(a)   In the event of termination of this Agreement by the Company as provided in Section 7(e), the Company shall pay to Newco within five business days of such termination all out-of-pocket expenses incurred by Newco and its
Affiliates in connection with this Agreement and not otherwise reimbursed or paid by the Company.

(b)   In the event of termination of this Agreement by either the Company or
Newco as provided in Section 7.1, this Agreement will forthwith become void and have no effect, without any liability or obligation on the part of Newco or the Company, other than (i) the provisions of Section 5.5, Section 7.2(a)
and Article VIII and (ii) such termination will not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

Section 7.3 Amendment.  This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the shareholders of the Company or the shareholders of
Newco; provided, however, that after any such approval, there will be made no amendment that by law requires further approval by such shareholders without the further approval of such shareholders.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 7.4 Extension; Waiver.  At any time prior to the Effective Time, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or the other acts of the other parties,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) subject to the proviso of Section 7.3, waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this
Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE VIII
                              General Provisions

Section 8.1 Nonsurvival of Representations and Warranties.  None of the
representations, warranties, covenants or agreements in this Agreement or in any instrument delivered by the Company or Newco pursuant to this Agreement will survive the Effective Time, except any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time, including but not limited to the covenants and agreements contained in
Sections 3.2(p) and 3.2(q).

Section 8.2 Notices.  Any notice and similar communications concerning this
Agreement ("Notice") will be in writing and will be either (a) delivered in person (including by a nationally recognized courier service such as Federal
Express); or (b) sent to the other party by certified mail with return receipt requested.  Notices will be delivered or sent as follows or to such other address as a party may hereafter establish by Notice given in the manner prescribed in this Section.

                  (a)   if to Newco or any Fagan Party, to

                        [-------------------]
                        5201 North O'Connor Boulevard, Suite 440
                        Irving, Texas 75039

                        with a copy to:

                        Schulte Roth & Zabel LLP
                        919 Third Avenue
                        New York, New York 10022
                        Attention:  Andre Weiss

                  (b)   if to the Company, to

                        The Quizno's Corporation
                        1415 Larimer Street
                        Denver, Colorado 80202
                        Attn: Patrick Meyers

                        and:

                        Brobeck, Phleger & Harrison
                        370 Interlocken Blvd. Suite 500
                        Broomfield, Colorado   80021
                        Attn:   Richard Plumridge

Section 8.3 Definitions.  For purposes of this Agreement:

(a)   an "Affiliate" is any person who controls, is controlled by, or is under common control with the designated person;

(b)   "knowledge" means, with respect to any matter stated herein to be "to the Company's knowledge," or similar language, the actual knowledge of the
Chairman of the Board, the Chief Executive Officer, President, any Vice
President, Chief Financial Officer or General Counsel of the Company, and
with respect to any matter stated herein to be "to Newco's knowledge," or similar language, the actual knowledge of the Chairman of the Board, the
Chief Executive Officer, President, any Vice President or Chief Financial
Officer of Newco.

(c)   "Material Adverse Effect" or "Material Adverse Change" means, when used in connection with any Person, any change or effect that is materially adverse to the business, properties, assets, financial condition or results of operations of that Person and its subsidiaries, taken as a whole;
provided, however, that none of the following conditions or events shall be deemed in themselves, either alone or in combination, to constitute a
Material Adverse Effect or a Material Adverse Change in the Company: (i) the
announcement or pendency of the Merger, (ii) conditions affecting the general industry in which the Company participates or the U.S. economy as a whole,
(iii) compliance with the terms of, or the taking of any action required or contemplated by, this Agreement, or (iv) a change in the market price or trading volume of the Company common stock.

(d)   "Person" means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity; and

(e)   a "subsidiary" of a Person means any corporation, partnership or other legal entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned by such first mentioned Person.

Section 8.4 Interpretation.  When a reference is made in this Agreement to a
Section, Exhibit or Schedule, such reference will be to a Section of, or an
Exhibit or Schedule to, this Agreement unless otherwise indicated.  The titles and headings herein are for convenience only.  In case of ambiguity or inconsistency, the text rather than the titles or headings will control.
Whenever the word "include", "includes" or "including" are used in this
Agreement, they will be deemed to be followed by the words "without limitation".

Section 8.5 Counterparts.  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 8.6 Entire Agreement; No Third-Party Beneficiaries.  This Agreement
(including the documents and instruments referred to herein) and the
Confidentiality Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) except for the provisions of Article II and Section 5.3, are not intended to confer upon any
Person other than the parties any rights or remedies hereunder.

Section 8.7 Governing Law.  This Agreement will be governed by, and construed in accordance with, the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 8.8 Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties without the prior written consent of the other parties.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.9 Enforcement of the Agreement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the
United States located in the State of Colorado or in any other Colorado state court, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court sitting in the District of Colorado in the event any dispute between the parties hereto arises out of this Agreement solely in connection with such a suit between the parties, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than a Federal or state court sitting in the State of Colorado or in the District of Colorado.  THE PARTIES AGREE THAT
ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT WILL BE HEARD BY A
COURT SITTING WITHOUT A JURY AND THUS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY
JURY.

Section 8.10      Attorneys' Fees.  In the event of any dispute hereunder, or any default in the performance of any term or condition of this Agreement, the prevailing party will be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees.

Section 8.11      Severability.  In the event any one or more of the
provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.  The parties will endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

DENSERV1\RRP\41683.03

            IN WITNESS WHEREOF, Newco and the Company have caused this
Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

NEWCO CORP.                              THE QUIZNO'S CORPORATION
By:_________________________________     By:_________________________________
Title: _______________________________   Title: _______________________________

Acknowledged and Agreed to this _______ day of December 2001.

                  ......
William Fagan

                  ......
Laura Fagan

FAGAN CAPITAL INC.

                  ......

Title:            ......
      ------------------------------------

                                 SCHEDULE 2.1
                              (Surviving Owners)

Richard E. Schaden
Richard F. Schaden
Frederick Schaden
Timothy M. Schaden
Patricia Wisdom
Patrick Meyers
Levine Leichtman Capital Partners II, L.P.
Voting Trust Agreement dated July 14, 1994, as amended
Fagan Capital, Inc.
William Fagan
Laura Fagan

                               SCHEDULE 3.1(b)
                         (Liens on Subsidiary Stock)

All issued and outstanding shares of capital stock in the Company's subsidiaries have been pledged to secure the repayment of debt owed to Levine
Leichtman Capital Partners II, L.P. and to Amresco Commercial Finance, Inc.

                               SCHEDULE 3.1(c)
(Capital Structure, Shareholder Agreements, Voting Agreements, Voting Trusts)

                              Capital Structure

Common Stock, $.001 par value; 9,000,000 shares authorized; 2,337,439 shares issued and outstanding at June 21, 2001.

Preferred Stock, $.001 par value; 1,000,000 shares authorized;

            146,000 Series A shares issued and outstanding;
            57,000 Series C shares issued and outstanding;
            3,000 Series D shares issued and outstanding; and
            59,000 Series E shares issued and outstanding.

Except as disclosed in the Company SEC Documents, there are no (i)
subscriptions, options, puts, calls, warrants or other rights or commitments to issue, redeem or purchase any of the Company's authorized capital stock or securities convertible into or exchangeable for authorized capital stock or
(ii) shareholder agreements, voting agreements, voting trusts or similar arrangements to which the Company is a party which have the effect of restricting or limiting the transfer, voting or other rights associated with the Company's capital stock.